UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 1, 2026
Date of Report (date of Earliest Event Reported)
NEWTEKONE, INC.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
8.00% Notes due 2028	NEWTI	Nasdaq Global Market LLC
8.50% Notes due 2029	NEWTG	Nasdaq Global Market LLC
8.625% Notes due 2029	NEWTH	Nasdaq Global Market LLC
8.50% Notes due 2031	NEWTO	Nasdaq Global Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 8.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	NEWTP	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2026, NewtekOne, Inc. (the “Company”) renewed for additional one-year terms the employment agreements with its executive officers Barry Sloane, Chief Executive Officer and President (the “Sloane Employment Agreement”); Michael A. Schwartz, Chief Legal Officer and Corporate Secretary (the “Schwartz Employment Agreement”); and Frank DeMaria, Chief Financial Officer and Executive Vice President (the “DeMaria Employment Agreement”). In addition, the Company’s subsidiary Newtek Bank, N.A. renewed for an additional one-year term the employment agreement with its President, Peter Downs (the “Downs Employment Agreement”). In connection with such renewals, (i) the terms and conditions of the Sloane Employment Agreement, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q, remain unchanged from the employment agreement previously filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025; (ii) the Downs Employment Agreement, Schwartz Employment and DeMaria Employment Agreement each provide for a Non-renewal Payment equal to one year of base compensation; the other terms and conditions of the Downs Employment Agreement, Schwartz Employment and DeMaria Employment Agreement, which will be filed as exhibits to the Company’s next Quarterly Report on Form 10-Q, remain unchanged from the employment agreements previously filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025.

The foregoing description of the terms of the employment agreements (collectively, the “Employment Agreements”), does not purport to be complete and is qualified in its entirety by the terms of the respective Employment Agreements, which will be filed as exhibits in the Company’s next Quarterly Report on Form 10-Q, and the terms of the respective Change in Control Agreements, which remain unchanged, a form of which has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEKONE, INC.

Date: April 3, 2026	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board